LEASE

THIS LEASE, entered into this 12th day of June, 1998, between Linda Farnum ("Owner"), Benjamin Farnum ("Assignee"), both of North Andover, Massachusetts, hereinafter called the "Landlord" (which expression shall include their heirs, executors, administrators, legal representatives, successors and assigns), and Ipswich Savings Bank of 23 Market Street, Ipswich, Massachusetts hereinafter the "Tenant" (which expression shall include its successors and assigns).


WHEREAS the Owner is successor to Nettie A. Humphreys who, as Landlord entered into a lease with BankBoston N.A. dated October 25, 1977 as the same may have been amended and extended by Letter of July 17, 1997 and Amendment to Lease dated December 3, 1997 ("BankBoston Lease"); and


WHEREAS BankBoston's interest in the BankBoston Lease was assigned to the Assignee under an Assignment and Assumption of Lease dated December 3, 1997, and

WHEREAS Owner, Assignee and Tenant entered into an Option to Lease Real Estate dated April 14, 1998, which Option is exercised by the execution of this sublease (hereinafter "Lease");

WHEREAS BankBoston has consented to this Lease by a consent document dated June 5, 1998 attached hereto as exhibit "A"

NOW, THEREFORE, the Landlord (consisting of the Owner and Assignee together) and Tenant covenant and agree as follows:


1. PREMISES: The Landlord does hereby demise and lease unto the Subtenant a certain parcel of registered land with the building and other improvements thereon (hereinafter called the ("Premises") situated at 470 Main Street, Reading,
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Massachusetts,  and  bounded  and  described  as set forth on  Exhibit B annexed hereto and made a part hereof by reference.

2. USE: Subject to Tenant obtaining all necessary permits and approvals, Tenant may use the Premises for a branch bank with a drive-in teller window and, provided Landlord gives prior written consent which will not be unreasonably withheld, for any other lawful purpose. Landlord shall have the right to withhold Landlord's consent to any use of the Premises as a restaurant



3       TERM:  The  term of this  Lease  shall  be five  years  from the date of execution of this Lease. The Tenant is also granted three (3) options to extend said term for further successive periods of five (5) years each, each such option to be exercised by written notice to Landlord at least ninety (90) days prior to the expiration of the then existent term, and upon the giving of such notice, without any further instrument, lease or agreement, this lease shall be extended.

4. RENT: Tenant will pay Landlord rent at the rate of Forty Eight Thousand and 00/100 Dollars ($48,000.00) per year during the first two and one half (2 1/2) years of the original term. Said rent shall be paid by the Tenant in equal monthly installments of Four Thousand and 00/100 Dollars ($4000.00) each on the first day of each month in advance during said period. The rent shall be increased at the end of each two and one half (2 l/2) year period ("Period") during the original term and any extension term, if any, by the higher of Five (5%) Percent of the latest rent or the percentage increase in the cost of living as indicated by the United States Bureau of Labor Statistics, Consumer Price Index for all Urban Consumers, Boston, Mass. {CPI- U} ("Index") between the point at which the Index stood a month prior to the Beginning of the Period and the point at which the Index stands one month prior to the day as of which such adjustment is being made.

        If said Index is no longer in existence, then a comparable successor index or other governmental index or other method shall be used to ascertain the amount of increase in the cost of living.

5. TAXES: The Tenant will pay, at least fifteen (15) days before the date on which interest or penalties would begin to accrue on account of such taxes, directly to the taxing authority, all municipal real estate taxes, liens and assessments levied against the Premises during the original term commencing with the execution of this Lease and also during any extensions or renewals of said Lease or during the continued occupancy of the Premises by Tenant after expiration of the Lease. Such real estate taxes, municipal liens or assessments shall be apportioned in the first year in which the Tenant is obligated to pay such taxes and in the year in which shall occur the termination or expiration of this Lease.
        If any first mortgagee of the Premises shall require Landlord to make monthly payments to it on account of real estate taxes which Tenant is obligated to pay under this Lease, then for so long as such deposits may be required, Tenant shall make monthly payments of such estimated taxes to Landlord on the same day Tenant pays its basic monthly rent hereunder. The Landlord may and, at the request of the Tenant, shall make application for abatement of taxes assessed upon the Premises and will diligently prosecute the same to a conclusion, or it will, at the election of the Tenant, permit the Tenant to do so in the name of the Landlord, or in the name of the Tenant if the law will so permit; provided, however, that the Tenant shall bear the expense of bringing and prosecuting any such proceedings concerning the Premises and shall reimburse Landlord for any such expense or, if requested by Landlord, pay any such expense directly.


6. INSURANCE: Tenant shall maintain: (i) physical hazard insurance on an "all risks" basis in an amount not less than 100%
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of the full  replacement  cost of the Premises;  (ii) flood  insurance if and as required by applicable federal law; and (iii) comprehensive commercial general liability insurance in an amount of not less than $1,000,000 per occurrence and a combined aggregate blanket coverage of not less than $5,000,000 including contractual liability coverage.
        All policies regarding such insurance shall be issued by companies licensed to do business in the state where the policy is issued and also in The Commonwealth of Massachusetts that have a financial rating and size and provide deductible amounts acceptable to Landlord, name Landlord and/or if directed by Landlord any mortgagee of the Premises, loss payee and/or additional insured, and provide that no cancellation or material modification of such policies shall occur without thirty days prior written notice to the Landlord and/or any covered mortgagee.
                Such policies shall include:

        (i)     a replacement cost endorsement;

        (ii)    a demolition cost endorsement;

        (iii)   an increased cost of construction endorsement; and

        (iv)    such other endorsements as Landlord may reasonably require.

        Tenant will furnish to Landlord annually and upon request such original policies, certificates of insurance, or other evidence of the foregoing as is acceptable to Landlord. The terms of all insurance policies shall be such that no co- insurance provisions apply, or if a policy does contain a co- insurance provision, Tenant shall insure the Premises in an amount sufficient to prevent the application of the co-insurance provisions;
        Tenant shall not permit any use of the premises which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association, or any similar body succeeding to its powers.

7. UTILITIES: Tenant during the term hereof or any holding over period, shall pay for all water, gas, electricity, fuel, or other
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utilities  and services  and for all sewer and sewer use charges  consumed on or relating to the Premises.

8.      CONDITION OF PREMISES, REPAIRS AND MAINTENANCE:

        (a) Tenant accepts the Premises in the condition in which they are on the date of commencement of the term hereof acknowledging that they are in good order and condition and sufficient for the uses intended by Tenant. Tenant agrees that it has had full and adequate opportunity to inspect the Premises and has done so to its satisfaction. Landlord had made and Tenant has relied on no representations and warranties, whether express or implied, as to the condition of the Premises or their suitability for Tenant's use.
        (b) Tenant will maintain the Premises, reasonable use and wear and tear and damage by fire or casualty excepted and will make repairs, restorations and replacements to the Premises as and when needed to preserve the Premises in the condition they were in at the date of the commencement of this Lease.
        (c) Tenant shall at its expense maintain, repair and renew (as necessary) the Premises including all its mechanical and utility systems, so as to keep them in good and safe operating condition in all respects.
        (d) Tenant shall at its own expense keep the sidewalks, curbs, entrances, passageways, parking lot and areas adjoining the Premises in a clean and orderly condition, free from snow, ice, rubbish and obstructions.
        (e)     Tenant  shall at its own  expense  conform  to and  satisfy  any
                present  or  future  governmental  or  regulatory   requirements
                applicable to the Premises which must be satisfied to enable Tenant to use the Premises for Tenant's purposes.
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        (f)     Tenant  shall pay to the  Landlord  a  security  deposit  in the amount of $4,000 which Landlord shall retain as security for the performance of the Tenant's obligations hereunder. Such deposit shall be returned to the Tenant within thirty (30) days after the end of the term of this Lease provided the Premises at such time are in the same condition as they are now in, reasonable wear and tear and damage by casualty only excepted, and the Tenant is not otherwise in default hereunder. Landlord shall not be liable to Tenant for any interest on such payment, shall not be obligated to escrow or segregate such amount, and shall not be liable to account for such amount to Tenant until termination of this Lease.
        (g) All property of any kind which may be on the Premises (whether belonging to the Tenant or to third persons) shall be at the sole risk of Tenant or those claiming by, through or under Tenant, and Landlord shall not be liable to Tenant for any injury, loss or damage to any person or property on the Premises in any event.

9. ASSIGNMENT: The Landlord agrees that the Tenant may sublet all or any part of the Premises or of the building thereon, or may assign this Lease, but only with the written consent of Landlord, which will not be unreasonably withheld, at any time or times during either the original term or any option period. Notwithstanding any such assignment or subletting, the Tenant shall remain directly liable for the performance of all lease obligations under this lease, including without limitation the payment of rent and other sums due hereunder.

10.     ALTERATIONS.
        (a) Tenant shall have the right to make such non-structural alterations, additions and improvements to the Premises as may be necessary or desirable for its business provided that in each instance Tenant shall obtain

                Landlord's prior written consent thereto which shall not be unreasonably withheld. No other alterations, additions and improvements shall be permitted without the prior written consent of Landlord which may be withheld in Landlord's sole discretion.
        (b) Tenant shall, before making any alterations, additions or improvements at its own expense obtain all permits, approvals and certificates required by any governmental authority and shall promptly deliver copies of same to Landlord. Tenant shall cause Tenant's contractors and subcontractors to carry such worker's compensation, general liability and personal and property damage insurance as Landlord may reasonably require. Tenant agrees to hold Landlord free and harmless from any liability for labor or materials supplied for such work and shall keep the Premises free from mechanics or similar liens of any kind by obtaining waivers thereof and by removing or bonding any lien filed, within ten (10) days from receipt of notice of the filing thereof.
        (c) Any and all alterations, additions or improvements to the Premises made by the Tenant during the term of this Lease shall become the property of the Landlord without payment therefor by the Landlord.


11.     INDEMNIFICATION AND LIABILITY:

        (a) Tenant shall indemnify and save Landlord and any holder of any mortgage on the Premises harmless from all loss and damage arising in any way out of Tenant's use or occupation of the Premises, including any reasonable attorney fees or other costs incurred to enforce this provision. Tenant's obligation under this provision shall survive the termination of this Lease.

        (b) Tenant shall not permit and shall take reasonable steps to prevent any parking on the Premises except by employees, agents and business invitees of Tenant or any assignee or subtenant of Tenant, and without any assignee or subtenant of Tenant, and without limiting in any way Tenant's obligations under subsection (a) of this Section 11, Tenant shall be fully responsible for and shall indemnify and hold Landlord harmless from any loss or liability, including any attorney's fees, whether incurred to enforce this indemnity or otherwise, arising from any parking on the Premises, whether permitted or otherwise.

12.     DESTRUCTION  BY CASUALTY:

        (a) If the Premises are partially damaged or destroyed by storm, fire, lightening, earthquake or other casualty, but are still usable by Tenant for the conduct of its business in substantially the same manner as it was conducted immediately prior to such damage or destruction, the basic rental hereunder shall be adjusted to take into account the value of any leased space lost as a result of the damage or destruction. Said rental adjustment shall apply until the damage is repaired or the destroyed areas are restored by Landlord (if Landlord opts to effect such repairs or restoration). If the damage or destruction is so extensive as to render the Premises not suitable for the said conduct of Tenant's business, this Lease shall terminate thirty (30) days after the date of such damage or destruction, unless within said thirty (30) days Landlord by notice either delivered to Tenant or mailed to Tenant by certified mail, return receipt requested (and postmarked within the aforesaid thirty- day period) informs Tenant of its intention to repair or restore the Premises, in which event Landlord shall have sixty (60) days measured from the date of the damage or destruction to commence repair or restoration to render the Premises tenantable. During the period of such repairs or restoration the rent hereunder shall be abated in its entirety, except to the extent Tenant is able to use the Premises, in which event the rent shall be adjusted to reflect such use. If the Landlord shall not commence repair or restoration with said sixty (60) days or shall not thereafter diligently pursue such repair or restoration to completion, Tenant shall have the right to terminate this Lease by written notice delivered to Landlord or mailed to Landlord by certified mail, return receipt requested, within fifteen (15) days after the expiration of said sixty (60) day period or of the failure (which shall then be continuing) by the Landlord to diligently pursue such repair or restoration, as the case may be. Tenant hereby irrevocably transfers, sets over and assigns to Landlord all Tenant rights in and to the insurance proceeds payable on account of damage or destruction to the Premises. If Landlord shall so elect to repair or restore, Tenant shall immediately pay over to Landlord any such proceeds which may be paid to it directly or to it and Landlord jointly.

13.     EMINENT DOMAIN:

        (a) If the entire Premises shall be taken for public or quasi-public purposes, then this Lease shall terminate as of the date Tenant shall be required by law to vacate the Premises and surrender them to the authority making the taking.
        (b) If such portion of the Premises shall be taken as to render the Premises unsuitable for the continuance of Tenant's business in substantially the same manner as the same was being conducted immediately prior to such taking, then Tenant shall have the right to terminate this Lease by giving written notice to
                Landlord within thirty (30) days after receipt of Notice of Entry for purposes of effectuating the taking. If the costs of repairing or restoring the Premises after a partial taking is more than twenty (20%) percent of their value immediately prior to such taking, Landlord may at its option terminate this Lease by written notice to Tenant within thirty
                (30) days after the date of the taking.
        (c) If this Lease shall not be so terminated, Landlord shall restore the Premises with all reasonable dispatch to as close as possible to the condition the Premises were in immediately prior to said taking. Any provision of this subsection (c) to the contrary notwithstanding, Landlord shall not be required to restore if Landlord's mortgagees shall refuse to permit application of Landlord's condemnation proceeds towards the costs of such restoration.
        (d) If the Premises, or any part thereof, shall be rendered untenantable and the Lease is not terminated, the rent herein reserved or a just and proportionate part thereof, shall be suspended or abated according to the nature and extent of the taking from the date of such taking until the Premises shall be restored, and if after such restoration the Premises are smaller than they were prior to the taking or the utility thereof to Tenant otherwise diminished, the annual rent shall be equitably reduced.
        (e) In the event of any such taking, the proceeds thereof shall be payable to Landlord or Landlord's first mortgagee, if so required by the applicable terms of the mortgage and Tenant shall have absolutely no right or interest in any award. Tenant hereby irrevocably appoints Landlord as its attorney in fact for purposes of collecting any such condemnation award and dealing with all governmental authorities with respect thereto. This power of attorney is coupled with an interest and hence is irrevocable.
        (f) If Landlord shall be obligated to repair or restore as aforesaid, and if the Premises are restored within four (4) months after the date of such taking, then Tenant may, in addition to all other rights and remedies it may have, terminate this Lease.

14      TENANT'S FAILURE TO PERFORM:

        (a) If Tenant shall at any time fail to pay any tax or assessment as required in this Lease or to take out, of pay for, maintain or deliver any of the insurance policies provided for in this Lease, or shall fail to make any other payment or perform any other act on its part to be made or performed under this Lease, then Landlord, after thirty (30) days' written notice to Tenant, except when other notice is expressly provided for in this Lease (or without notice in case of an emergency), and without waiving or releasing Tenant from any obligation of Tenant contained in this Lease, may (but shall be under no obligation to)
                (l)     Pay any tax or assessment  so payable by Tenant;  or
                (2) Take out, pay for and maintain any of the insurance policies provided for in this Lease; or
                (3) make any other payments or perform or cause to be performed any act on Tenant's part to be made or performed as in this Lease provided;
                and may enter upon the Premises for any such purpose, and take all such action thereon as may be necessary therefor.
        (b) All sums so paid by Landlord and all costs and expenses incurred by Landlord in connection with the performance of any such act, together with interest thereon at the rate of 14% per annum or such lesser rate as may at the time be the maximum rate permitted by law, from the respective dates of Landlord's making of such payments or incurring of each such cost and expense, shall be paid by Tenant to Landlord on demand as if the same were additional rent hereunder (and nonpayment of which shall have the consequences as nonpayment of rent).

        15. MECHANIC'S LIENS: Notice is hereby given that Landlord shall not be liable for any labor or materials furnished, or to be furnished to the Tenant and no mechanic's liens or other liens for any such labor or materials shall, except as otherwise required by law, attach to or affect the reversionary or other estate or interest of Landlord in and to the Premises. Tenant further agrees to indemnify and hold harmless Landlord against any and all costs it may suffer on account of the same. 16.

        16. LANDLORD'S ACCESS: Tenant agrees that Landlord upon reasonable advance notice to Tenant (or without notice in case of emergency) may enter upon the Premises at reasonable hours so as not to unduly interfere with the normal conduct of Tenant's business (or at any time in case of emergency) for the purposes of inspecting the same and making repairs thereto as it may be required or permitted to do under the terms of this Lease. Landlord shall have the right, during the last year of the term hereof or after Tenant has failed to exercise any renewal option, to place signs upon the Premises indicating they are for sale or for rent, and to enter the Premises and to exhibit the same for the purposes of sale or mortgage and to exhibit the same to any prospective Tenant.

        17.     EXPIRATION OF TERM:
                (a) Tenant at the expiration of the term hereof, or at any prior termination as herein provided, shall peaceably yield up the Premises and all additions, improvements and alterations made thereupon in the same condition and repair as the same were in at the commencement of this Lease, or may have been put in thereafter, reasonable wear and use, damage by fire or other casualty or by excepted.
                (b) Tenant and those claiming by, through or under Tenant, shall prior to the expiration of this Lease or prior termination thereof remove its personal property, trade fixtures and any equipment installed by it from the Premises, provided that if such removal causes any damage to the Premises, Tenant shall promptly repair the same

                (c) Any property, fixtures or equipment of Tenant's remaining on the Premises after said expiration or termination may be removed and disposed of by Landlord as Landlord shall determine, and Landlord may charge the cost of such removal and any repairs or replacements to the Tenant, and may retain the proceeds or other consideration of any sale or other disposition of such items.

18. HOLDING OVER: In the event that Tenant, or anyone claiming by, through or under Tenant, or if any property, fixtures or equipment of any such person shall remain on the Premises after the termination of this Lease or any renewals, extensions or modifications thereof, or if any repairs to the Premises for which any such person is responsible are commenced but not completed prior to such termination or if Landlord notifies tenant in writing within 15 days after such termination that there are repairs required for which Tenant is responsible and Tenant has an obligation to make such repairs, this shall be deemed to be a tenancy by such person from month to month subject to all the terms and conditions hereof as may be applicable, including but not limited to the payment of taxes and utilities, provision of insurance, making repairs and maintaining the Premises.

19. SIGNS: No signs, billboards, posters or advertising material of any type or description shall be erected or kept on the Premises except in accordance with local laws, regulations and ordinances.


20. DEFAULT AND TERMINATION OF LEASE. If the rent herein reserved shall not have been paid when due, and shall remain unpaid for ten (10) days after written notice by Landlord to Tenant; or if any of the other covenants, conditions and obligations of Tenant under this Lease shall not be performed within thirty (30) days after written notice by Landlord to.

Tenant thereof, or if by the nature of said default more than thirty (30) days shall be required to cure the same, if such curative action is not commenced within thirty (30) days and diligently pursued thereafter until completed; or in the event that Tenant shall be adjudicated a bankrupt or should a permanent receiver in insolvency or permanent trustee in bankruptcy of Tenant be appointed and said appointment shall not have been vacated within sixty (60) days, or should Tenant make a general assignment for the benefit of creditors, or file a voluntary petition for bankruptcy, then and in each such case, at Landlord's option, and to the extent allowed by law, but only during the continuance of such default or event of insolvency or bankruptcy, Landlord may declare the term of this Lease ended and enter into the Premises or any part thereof, whether with or without process of law, expel Tenant or any person or persons occupying in or upon said Premises, using such force as may be necessary to do so, and so repossess and enjoy the said Premises as if Landlord's former estate, without being guilty of trespass, forcible entry, detainer or other tort.

21. ADDITIONAL REMEDIES ON DEFAULT: Notwithstanding any termination pursuant to Section 20 above or any entry or re-entry by Landlord, Tenant agrees to pay and be liable for on the days originally fixed herein for the payment thereof, amounts equal to the several installments of rent and any other charges herein reserved as they would, under the terms of this Lease become due if this Lease had not been terminated or if Landlord had not entered or re-entered as aforesaid, and whether the Premises be relet or remain vacant in whole or in part or for a period less than the remainder of the term, or for the whole thereof; but in the event the Premises be relet, in whole or in part, by Landlord, Tenant shall be entitled to a credit in the net amount of rent received by the Landlord in reletting, after deduction of reasonable expenses incurred in reletting the Premises and in collecting the rent in connection therewith. Tenant shall also be liable to Landlord for all expenses (including reasonable attorneys' fees) incurred by Landlord in enforcing its rights under this Lease in the event of a default by Tenant, and such expenses may also be deducted from any credit due Tenant on account of any reletting by Landlord.

22. ESTOPPEL CERTIFICATE: Upon not less than fifteen (15) days prior written request, Landlord and Tenant agree, each in favor of the other to execute, acknowledge and deliver a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if there have been any modifications that the same are in full force and effect as modified and stating the modifications), and the dates to which the basic rent hereunder and other charges have been paid and any other information reasonably requested. Any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser, mortgagee or lending source.


23. MORTGAGES: Landlord shall pay when due all payments on account of mortgages affecting the Premises If Landlord shall fail to make such payments, Tenant may, after ten (10) days notice to Landlord, during which period Landlord shall fail to make such payment, make the payment required of Landlord for the benefit of Landlord and Landlord agrees to repay the same to Tenant immediately upon demand and if not, Tenant shall have the right to deduct the same from rentals or other sums then payable and/or thereafter accruing under the terms of this Lease.

24. SUBORDINATION: This Lease will be subject and subordinate to any first mortgage hereafter placed upon the Premises to any bank, insurance company or institutional lender of the like.

25. COVENANT OF QUIET ENJOYMENT: Landlord covenants that upon Tenant's paying the rent herein reserved and performing and observing all the other covenants to be performed and observed on the part of Tenant, Tenant may peaceably and quietly have, hold and enjoy the Premises throughout the full term of this Lease without any manner of hindrance or molestation from Landlord or anyone claiming under Landlord.
        No mortgage shall be placed by Landlord on the Premises unless the mortgagee enters a non-disturbance agreement with respect to this Lease which reasonably protects Tenant's rights under this Lease.

26. DISPUTES: It is agreed between the parties that if at any time a dispute should arise as to the propriety or necessity of Tenant making any payment or performing any obligations required hereunder, Tenant may pay or perform the same under protest and such payment or performance under protest shall not be considered to be voluntary on the part of Tenant.

27. ASSENTS: No assent, express or implied, by one party to any breach of any covenant or condition herein contained on the part of the other to be performed or observed, and no waiver, express or implied, of or failure by one party to insist on the other's prompt performance or observance of any such covenant or condition, shall be deemed to be a waiver of or assent to any succeeding breach of same, or any other covenant or condition, and, except as provided herein, any party may assert its rights and remedies hereunder without any prior or additional notice to the other that it proposes to do so The payment by Tenant and acceptance by Landlord of rent or other payment hereunder or silence by either party as to any breach shall not be construed as waiving any of such party's rights hereunder unless such waiver is in writing. No payment by Tenant or acceptance by Landlord of a lesser amount than shall be due Landlord from Tenant shall be deemed to be anything but payment on account, and the acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon or upon a letter accompanying said checks hall not be deemed an accord and satisfaction, and Landlord may accept said check without prejudice to recover the balance due or pursue any other remedy which may be available to Landlord. No waiver, change, modification or discharge by either party hereto of any provision in this Lease shall be deemed to have been made or shall be effective unless expressed in writing and signed by both Landlord and Tenant.

28. CUMULATIVE RIGHTS: Any and all rights and remedies which either party may have hereunder shall be cumulative and the exercise of any one of such rights shall not bar the exercise of any other right or remedy which said party may have. In addition to the other remedies in this Lease provided, Landlord and the holder of any mortgage shall each be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to a decree compelling performance of any such covenants, conditions or provisions.

29. NOTICES: All notices, demands and requests which may or are required to be given by either party to the other shall be in writing. All notices, demands and requests to Tenant shall be deemed to have been properly given when served personally on an officer of Tenant or when sent by registered or certified mail, postage prepaid, addressed to Tenant at 23 Market Street, Ipswich, MA 01938, or at such other place as Tenant may from time to time designate in a written notice to Landlord and such holder. All notices, demands and requests to Landlord shall be deemed to have been properly given if served personally or when sent by registered or certified mail, postage prepaid to Landlord at 397 Farnum Street, North Andover, MA 01845-5611, or at such other place or places as Landlord may from time to time designate in a written notice to Tenant.

30 SHORT FORM: The parties hereto agree that upon request by either party, the other party will execute whatever instruments may be necessary for the recording of a short form or notice of this Lease, and any amendments or modifications thereof.

31. BINDING EFFECT: This Lease shall be binding upon and inure to the benefit of all administrators, executors, personal representatives, heirs, successors and permitted assigns, including all permitted sublessees, of the parties hereto. Each sublessee or assignee shall as a precondition to Landlord's approval of Tenant's subletting the Premises or assigning this Lease execute such written instrument's) as Landlord shall reasonably require evidencing its agreement to be bound by each and every term of this Lease, provided that such an agreement shall not unless specifically provided operate to release Tenant form its obligations hereunder.

32.     GENERAL  PROVISIONS:
        (a) This instrument contains the entire and exclusive agreement between the parties and supersedes and terminates all prior or contemporaneous arrangements, understandings and agreements, whether oral or written. This Lease may not be amended or modified, except by a writing executed by Landlord and Tenant and approved by any first mortgagee.
        (b) In construing this Lease, feminine or masculine pronouns shall be substituted for those of neuter form and vice versa, and the plural for singular and singular for plural in any place where the context may require.
        (c) This Lease shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts. In the event any provision of this Lease shall be determined to be invalid or unenforceable under applicable law such provision shall, insofar as possible, be construed or applied in such manner as will permit enforcement; otherwise this Lease shall be construed as if such provision had never been made part hereof.
        (d) The headings used herein are used only for convenience of reference and are not to be considered a part of this Lease or to be used in determining the intent of the parties hereto.

33. FIRST REFUSAL: If, at any time during the term of this lease, the Landlord shall receive a bona fide written offer from any party to purchase the Premises subject to the terms of this Lease, which offer the Landlord desires to accept, the Landlord shall give written notice to the Tenant of such offer, setting forth all the terms, conditions and provisions of the same. If, within fifteen (15) days after receipt of such notice and information, the Tenant shall desire to enter into an agreement with the Landlord on all the same terms and conditions as such offer, then the Landlord shall promptly enter into an agreement with the Tenant for the sale of the Premises to the Tenant on all such terms and conditions. If, however, the Tenant shall not so notify the Landlord within fifteen (15) days after receipt of advice of such offer and all of its terms and conditions, then the Landlord shall be free to sell the Premises, but only in accordance with the terms of such offer, subject, however, to this Lease and all of its terms and conditions, including, without limitation, this Right of First Refusal.

34. GOVERNMENT APPROVALS: This Lease is contingent upon the Tenant obtaining all necessary written approvals and permits from all applicable government authorities, whether federal, state or local, including without limitation any approvals and permits for the use of the Premises as a location for a branch bank together with a drive in facility. If the Tenant is unable to obtain any of the aforesaid approvals or permits within four (4) months after the execution of this Lease, then in such event the Tenant at any time after the execution of this Lease shall have the right to terminate this Lease by written notice to that effect to the Landlord, whereupon this Lease shall be of no further force or effect, the Security Deposit shall be returned in accordance with the provisions of Section 8 (e), and neither party hereto shall have any further rights against the other party at either law or equity. If the Lease is not terminated within such four (4) month period, this Lease shall remain in full force and effect. If Tenant terminates this Lease pursuant to this Section, Tenant shall owe rent for any period from the execution of this Lease until the time of termination and shall not be entitled to any refund of rent covering such period.

35. EXPIRATION OF BANKBOSTON LEASE: It is hereby agreed between the Parties hereto that upon the expiration of the BankBoston Lease on or before October 24, 2002, that this Lease shall continue in full force and effect and become the sole Lease on the Premises.

        IN WITNESS WHEREOF, the Landlord and the Tenant have duly executed, sealed and delivered this instrument, the day and year first above written. LANDLORD OWNER:

        IN WITNESS WHEREOF, the Landlord and the Tenant have duly executed, sealed and delivered this instrument, the day and year first above written.


                                         LANDLORD

                                         OWNER:

/s/ William J. Tinti                     /s/ Linda Farnum
-----------------------------------      ---------------------------------------
                                         Linda Farnum

                                         ASSIGNEE:

/s/ William J. Tinti                     /s/ Benjamin Farnum
-----------------------------------      ---------------------------------------
                                         Benjamin Farnum


                                         TENANT

                                         IPSWICH SAVINGS BANK

/s/ William J. Tinti                     By: /s/ David L. Grey
-----------------------------------      ---------------------------------------
                                         Its: President and not individually

                                    EXHIBIT A

                         CONSENT TO LEASE AND SUBLEASE

        BankBoston,  N.A.,  a national  banking  association  having a principal office at One  BankBoston  Place,  Waltham,  Massachusetts,  as Assignor under a certain  Assignment and Assumption of Lease dated December 3, 1997 recorded with

Middlesex  South Land  Registration  Office as Document No. 1052778  relating to property on 47O Main Street,  Reading,  Massachusetts hereby provides consent as required  by  Section  9 of said  Assignment  and  Assumption  of  Lease  to the subsequent assignment and subletting under the Lease to the Ipswich Savings Bank and this instrument  shall  constitute the prior written consent  necessary from

BankBoston,  N.A.  under said Section to the Lease and Sublease of June 12, 1998 to the Ipswich Savings Bank



BANKBOSTON, N.A.

By: /s/ John C. Duffy                         June 5, 1998
-----------------------------------          -----------------------------------
John C. Duffy, Director                      Date
Retail Facilities Management

/s/                                           June 5, 1998
-----------------------------------          -----------------------------------
Witness Date                                 Date

                                   EXHIBIT B

        A certain  parcel of registered  land situated on Main Street,  Reading,

Middlesex County, Commonwealth of Massachusetts, bounded and described as follows:

EASTERLY    by Main Street, seventy-seven and 48/100 feet;


SOUTHERLY   by land now or formerly of Grace T Laing,  one hundred  thirty-seven and 06/100 feet;

WESTERLY    by Ash Street, eighty-three and 83/100 feet; and


NORTHERLY   by lands now or  formerly  of George  Warren  Rushton  et al, and of
            Viola A. Miller et al Trustees, one hundred thirty-nine and 40/100 feet.

        All of said  boundaries  have been  determined  by the Land  Court to be located as shown on a plan, as modified and approved by the Land Court, filed in the  Land  Registration  Office,  a copy of a  portion  of which is filed in the

Registry  of Deeds  for the  South  Registry  District  of  Middlesex  County in

Registration  Book 411, Page 25, with Certificate No. 61643,  (Plan No. 20154A)

                                NOTICE OF LEASE

        In accordance with the provisions of Massachusetts General Laws,

Tercentenary Edition, Chapter 183, Section 4, as amended, notice is hereby given of the Lease hereinafter referred to:

PARTIES TO LEASE:
-----------------

                  LESSOR:           Linda   Farnum,   Owner
                                    Benjamin   Farnum, Assignee
                                    Both of North Andover, Massachusetts


                  LESSEE:           Ipswich    Savings    Bank
                                    of Ipswich, Massachusetts

DATE OF EXECUTION OF LEASE:
---------------------------

        June 12, 1998



DESCRIPTION OF PREMISES DEMISED (in the form contained in the Lease):
-------------------------------

        A certain parcel of registered situated on Main Street, Reading, Massachusetts, and bounded and described as set forth on Exhibit B annexed to the lease and made a part thereof by reference, a copy of which Exhibit B is also annexed to this Notice of Lease, said demised premises being the same premises as are described in Certificate of Title No. 198413 in the name of said Linda Farnum filed with the South Registry District of Middlesex County, Book 1122 Page 63.

TERM OF LEASE:
--------------

        The original term of said lease shall be five (5) years commencing on June 12, 1998, subject however to earlier termination of said lease as therein provided

RIGHTS OF EXTENSION OR RENEWAL:
-------------------------------

        Lessee is granted three (3) options to extend said term for further successive periods of five (5) years each, each such option to be exercised by written notice to Lessor at least ninety (90) days prior to the expiration of the then existent term, and upon the giving of such notice, without any further instrument, lease or agreement, this lease shall be extended, and the demised premises shall be deemed and considered to have been demised by Lessor to Lessee for the additional term of the option period beginning immediately upon the expiration of the then existent term upon the same terms and conditions as are set forth in the lease for the original term, except as otherwise provided in said lease as to rent.

RIGHT OF FIRST REFUSAL:
-----------------------

        Lessee is granted a right of first refusal to purchase the demised premises upon the terms and conditions set forth in said lease.

 WITNESS
 -------

        the execution hereof under seal by said parties to said Lease this 12th day of June, 1998

Witnesses to signatures:                 LESSOR:


/s/ William J. Tinti                     /s/ Linda Farnum
-----------------------------------      ---------------------------------------
                                         Linda Farnum

/s/ William J. Tinti                     /s/ Benjamin Farnum
-----------------------------------      ---------------------------------------
                                         Benjamin Farnum


                                         LESSEE:

                                         IPSWICH SAVINGS BANK

/s/  William J. Tinti                    By: /s/ David L. Grey
-----------------------------------      President and not individually
                                         ---------------------------------------
                                         Its: President and not individually

                         COMMONWEALTH OF MASSACHUSETTS

Essex, ss.                                                         June 12, 1998

Then personally appeared the above-named Linda Farnum, and acknowledged the foregoing instrument to be her free act and deed, before me,

                                                      William J. Tinti
                                                      --------------------------
                                                      Notary Public

 My Commission Expires:  6/28/2000

                         COMMONWEALTH OF MASSACHUSETTS

Essex, ss.                                                          June 12,1998

Then personally appeared the above-named Benjamin Farnum, and acknowledged the foregoing instrument to be his free act and deed, before me,

                                             Willia J. Tinti
                                             -----------------------------------
                                             Notary  Public

My Commission Expires: 6/28/2000


                         COMMONWEALTH OF MASSACHUSETTS

Essex, ss.                                                          June l2,1998


         Then personally appeared the above-named David L. Grey of Ipswich Savings Bank, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of said Bank, before me

                                             William J. Tinti
                                             -----------------------------------
                                             Notary  Public


My Commission Expires: 6/23/2000

                                    EXHIBIT B

         A certain parcel of registered land situated on Main Street, Reading, Middlesex County, Commonwealth of Massachusetts, bounded and described as follows:

EASTERLY          by Main Street, seventy-seven and 48/100 feet;


SOUTHERLY         by land  now or  formerly  of  Grace  T.  Laing,  one  hundred thirty-seven and 06/100 feet;

WESTERLY          by Ash Street, eighty-three and 83/100 feet; and

NORTHERLY         by lands now or formerly of George  Warren  Rushton et al, and of Viola A. Miller et al Trustees, one hundred thirty-nine and 40/100 feet.

         All of said  boundaries  have been  determined  by the Land Court to be located as shown on a plan, as modified and approved by the Land Court, filed in the  Land  Registration  Office,  a copy of a  portion  of which is filed in the

Registry  of Deeds  for the  South  Registry  District  of  Middlesex  County in

Registration Book 411, Page 25, with Certificate No. 61643, (Plan No. 20154A)

                          OPTION TO LEASE REAL ESTATE

                  This Agreement made this 14th day of April, 1998, by and between Linda Farnum, owner and Benjamin Farnum, assignee of Lease of North Andover, MA (the "Lessors") who warrant that they are the owners and assignee and hold together the entire title interest in certain property located at 470 Main Street in Reading, MA and Ipswich Savings Bank of Ipswich, MA (collectively the "Lessee").


                  In consideration of the covenants hereinafter contained, the sum of Four Thousand ($4,000) Dollars paid by the Lessee to the Lessors herewith and for other good and valuable consideration, the parties agree as follows:

         1. The Lessors hereby grant to the Lessee the option to Lease the premises located at 47O Main Street in Reading, MA, ("Property") as shown on a plan recorded with the Land Registration Office for Middlesex South District Registry of Deeds in Registration Book 41l, Page 25, more particularly described in Exhibit A attached hereto (the "Premises") for $4,000 per month for a term of five years with three additional five year options to extend; such option to be exercised by notice in writing to the Lessor on or before June 14, 1998; provided that the Lessee has obtained consent from BankBoston to the leasing of the Property by the Lessee under the terms of a certain Lease, Notice of which Lease was recorded with said Deeds on November 17, 1977 as Document No. 568271 and Amendment of Lease recorded with said Deeds on December 3, 1997 as Document No. 1052779 all attached hereto as Exhibit "B", and the Assignment and Assumption of Lease dated December 3, 1997 recorded as Document No. 1052778 between the Lessor and BankBoston attached hereto as Exhibit "C".

         2. Lessors represent and warrant that there are no other communications, agreements, undertakings, contracts or obligations which would affect, relate to or impact on this Option Agreement or the subsequent Lease to the Lessee except for said BankBoston Lease, Notice of Lease, Amendment of Lease and Assignment and Assumption of Lease all of which have been attached hereto as Exhibits "B" and "C".
         Specifically, Lessors warrant and represent that BankBoston has no other right, claim or legal standing in regard to a Lease from Lessors to Lessee of the Property, except for Section 9 of said Assignment and Assumption of Lease which requires BankBoston's prior written consent to any assignment or subletting which consent may not be unreasonably withheld.

         3. If Lessee exercises the option to Lease, the Lessee and the Lessor shall forthwith execute a Commercial Lease Agreement mutually satisfactory to both parties ("Lease") with rent at $4,000 per month and one-half the option payment consisting of $2,000 shall be applied to the first month's rental under the Lease. The Lease shall be a triple net Lease; shall include a rent escalation at 5% or Consumer Price Index whichever is higher at every two and one-half year intervals; provide for Lessor consent to any repairs or alterations, allow Lessee to assign or sublet without limitation except for Lessor approval which shall not be reasonably withheld and include a right of first refusal to purchase the Premises and the Property in favor of the Lessee. If Lessee does not exercise the option to lease, this Option shall terminate, the $4,000 shall be retained by the Lessor and there shall be no further recourse by either party.


                 WITNESS the  execution hereof under seal.


         /s/ Linda Farnum,                         /s/ Benjamin Farnum
         -----------------------------             -----------------------------
         Linda Farnum,  Lessor                     Benjamin  Farnum
                                                   Assignee of Lease


                                                    IPSWICH SAVINGS BANK

                                                    /s/ David L. Grey
                                                    ----------------------------
                                                    By: David L. Grey, President

                                   EXHIBIT A

         A certain parcel of registered land situation on Main Street, Reading, Middlesex County, Commonwealth of Massachusetts, bounded and described as follows:



EASTERLY          by Main Street, seventy-seven and 48/100 feet;


SOUTHERLY         by land  now or  formerly  of  Grace  T.  Laing,  one  hundred thirty-seven and 06/l00 feet;


WESTERLY          by Ash Street, eighty-three and 83/100 feet; and

NORTHERLY         by lands now or formerly of George  Warren  Rushton et al, and
                  o(pound)   Viola  A.  Miller  et  al  Trustees,   one  hundred
                  thirty-nine  and 40/1O0 feet.


         All of said  boundaries  have been  determined  by the Land Court to be located as shown on a plan, as modified and approved by the Land Court, filed in the  Land  Registration  Office,  a copy of a  portion  of which is filed in the

Registry  of Deeds  for the  South  Registry  DistrIct  of  Middlesex  County in

Registration Book 411, Page 25, with Certificate No. 61643.

                                   EXHIBIT B

                                NOTICE OF LEASE

         In accordance with the provisions of Massachusetts General Laws, Tercentenary Edition, Chapter 183, Section 4, as amended, notice is hereby given of the Lease hereinafter referred to.

 PARTIES TO LEASE:
 -----------------

         LESSOR   - NETTIE A. HUMPHREYS of North Andover, Massachusetts.


         LESSEE   - OLD COLONY BANK AND TRUST COMPANY OF MIDDLESEX COUNTY


DATE OF EXECUTION OR LEASE:
---------------------------

         October 25, 1977.


DESCRIPTION OF PREMISES DEMISED (in the form  contained  in the  Lease):
--------------------------------

         A certain parcel of registered land situated on Main Street, Reading, Massachusetts, and bounded and de- scribed as set forth on Exhibit A annexed to the lease and made a part thereof by reference, a copy of which Exhibit A is also annexed to this Notice of Lease, said demised premises being the same premises as are described in Certificate of Title No.153422 in the name of said Nettie A. Humphreys filed with the South Registry district of Middlesex County.


TERM OF LEASE:
--------------

         The original term of said lease shall be twenty (20) years commencing on October 25, 1977, subject however to earlier termination of said lease as therein provided.


RIGHTS OF EXTENSION OR RENEWAL:
-------------------------------

         Lessee is granted four (4) options to extend said term for further successive period of five (5) years each. each such option to be exercised by written notice to Lessor at least ninety (90) days prior to the expiration of the then existent term of said lease, and upon the giving of such notice, without any further instrument, lease or agreement, said lease shall be extended, and the demised premises shall be deemed and considered to have been demised by Lessor to Lessee for the additional term of the option period beginning immediately upon the expiration of the then existent term upon the same terms and conditions as are set forth in the lease for the original term, except as otherwise provided in said lease as to rent.


RIGHT OF FIRST REFUSAL:
-----------------------

         Lessee is granted a right of first refusal to purchase the demised premises upon the terms and conditions set forth in said lease.


         WITNESS the  execution  hereof under seal by said parties

         to said Lease this 18th day of November , 1977. Witnesses to signatures:


Johm P. Mullerland                       By /s/ Nettie A. Humphreys
-----------------------------            ---------------------------------------
                               LESSOR    NETTIE A. HUMPHREYS

                                         OLD COLONY BANK AND TRUST COMPANY
                                         OF MIDDLESEX COUNTY

/s/                            LESSEE    By /s/ Bernard P. Murphy
---------------------------              ---------------------------------------
                                         Its Senior Vice President and Treasurer


                          COMMONWEALTH OF MASSACHUSETTS

ESSEX    ,SS.     18                                    November          , 1977

         Then  personally  appeared  the  above-named  NETTIEA.  HUMPHREYS,  and acknowledged the foregoing instrument to be her free act and deed, before me,


                                                       /s/ John P. Mulholland
                                                       ----------------------
                                                           Notary Public
                                                          John P. Mulholland

                                            My commission expires: 28 April 1978


                          COMMONWEALTH OF MASSACHUSETTS

MIDDLESEX    ,SS.                                          12 January     , 1978

         Then personally appeared the above-named BERNARDP. MURPHY of OLD COLONY

BANK AND TRUST  COMPANY OF MIDDLESEX  COUNTY,  and  acknowledged  the  foregoing instrument  to be his free act and deed and the free act and deed of said  Trust

Company, before me,
                                             /s/
                                             -----------------------------------
                                                      Notary Public

                                             My commission expires:July 25, 1980

RE: Certificate of Title No. 198413, filed Book 1122, Page 63, Middlesex South Land Registration Office, Memoranda of Encumbrances, Document 568271, Notice of Lease, Option to Purchase and Vote, dated Nov. 16, 1977 and registered March 24, 1978.

                               AMENDMENT OF LEASE

         This Agreement is made this 3rd day of December, 1997, by and among BankBoston, N.A., a national banking association having a principal office at One BankBoston Place, Waltham, Massachusetts 02154 ("Tenant") and Linda Farnum of 397 Farnum Street, North Andover, Massachusetts 01845 ("Landlord").

         WHEREAS, Landlord, as successor to Nettie A. Humphreys, is landlord, and Tenant, as successor to Old Colony Bank and Trust Company of Middlesex County, is tenant under a lease dated October 25, 1977, as the same may have been extended by Tenant's letter of Landlord of July 17, 1997, with respect to the premises at 470 Main Street, Reading, Massachusetts (the "Lease"), and

         WHEREAS, Landlord and Tenant wish to amend the Lease.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

         1. The second sentence of Article IV of the Lease is deleted in its entirety and the following substituted therefor:

         "The Tenant is also granted one(1) renewal option to extend said term for a period office (5) years, such option to be exercised by written notice to Landlord at least ninety (90) days prior to the expiration of the original term of twenty (20) years, and upon the giving of such notice, without any further instrument, lease or agreement, this lease shall be extended, and the demised premises shall be deemed and considered to have been demised by Landlord to Tenant for the additional five years beginning immediately upon the expiration of the original term upon the same terms and conditions as are set forth in this lease for the original term, except as hereinafter otherwise set forth in ARTICLE V hereof. Unless the parties otherwise agree in writing, subject to the terms of ARTICLE XVI, in no event shall the term of this lease extend beyond October 24, 2002."

         2. Except as amended, the terms and conditions of the Lease shall remain in full force and effect.

         3. This Agreement may be executed in counterparts.

         IN WITNESS THEREOF, Landlord and Tenant, have hereby caused these presents to be duly signed and sealed as of the date first-above written.

                                   Landlord:

                                   /s/ Linda Farnum
                                   ---------------------------------
                                   Linda Farnum

                                   Tenant:
                                   BankBoston, N.A.

                                   By: /s/ John C. Duffy
                                   ---------------------------------
                                   John C. Duffy, Director
                                   Retail Facilities Management

                                   Signed 6/28/97

                         COMMONWEALTH OF MASSACHUSETTS

Essex  , 88.                                                   December 3,  1997

         Then personally appeared the above-named Linda Farnum and acknowledged the foregoing instrument to be her free act and dead, before me, Notary Public

                                   CHERYL A. McELDOWNEY
                                   --------------------
                                   Notary Public
                                   My Commission Expires May 22, 2000


                         COMMONWEALTH OF MASSACHUSETTS

Middlesex      ,ss.                                            November 26, 1997

Then personally appeared the above-named John C. Duffy on behalf of BankBoston, N.A. and acknowledged the foregoing instrument to be the duly authorized act of BankBoston, N.A. and as the free act and deed of himself acting as agent of and on behalf of BankBoston, N.A., before me,

                                   /s/ Jaime B. Fraser
                                   -------------------
                                   Jaime B. Fraser
                                   Notary Public

                                   My Commission expires Feb. 19, 2000

RE:Certificate of Title No. 198413, filed Book 1122, Page 63, Middlesex South Land Registration Office, Memoranda of Encumbrances, Document 568271, Notice of Lease, Option to Purchase and Vote, dated nov. 18, 1977 and registered March 24, 1978.

                                   EXHIBIT C

                       ASSIGNMENT AND ASSUMPTION OF LEASE
                       ----------------------------------

         This Agreement is made this 3rd day of December, 1997 by and among BANKBOSTON, N.A. a national banking association having a principal office at One BankBoston Place, Waltham, Massachusetts 02154 ("Assignor") and BENJAMIN FARNUM of 397 FarnumStreet, NorthAndover, Massachusetts 01845 ("Assignee").

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Linda H. Farnum, of 397 Farnum Street, North Andover, Massachusetts 01845 ("Landlord") is successor to Nettie A. Humphreys who, as landlord entered into a Lease with Assignor, as tenant, dated October 25, 1977 as the same may have been amended and as extended by Assignor's letter of July 17, 1997 to Landlord and an Amendment to Lease dated October 3, 1997 (the "Lease"), with respect to premises in the building known and numbered as 470 Main Street, Reading, Massachusetts, a copy of which Lease is attached as Exhibit A hereto and incorporated by reference herein; and

         WHEREAS, Assignor desires to assign and Assignee desires to acquire Assignor's interest in and to the Lease;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

         1. Assignor hereby assigns, sells, transfers, conveys and delivers unto Assignee all of Assignor's right, title and interest as tenant in, to and under the Lease and any leasehold improvements therein, effective from and after December 15, 1997 (the "Effective Data").

         2. Assignee hereby accepts the assignment of the Lease from Assignor and hereby assumes and agrees to perform and observe directly to the Landlord under the Lease all the obligations, terms, covenants, and conditions thereof to be observed or performed by Assignor thereunder from and after the Effective Date. The obligations of Assignee shall run directly to all persons claiming by, through or under Landlord by virtue of any existing or future instruments affecting or encumbering the property in which the premises demised under the Lease are located.

         3. Assignor shall indemnify, defend, and hold harmless Assignee from and against any and all loss, cost, liability, and expense (including reasonable attorneys' fees) arising from or related to the failure by Assignor to perform and observe any of the obligations, terms, covenants, and conditions to be performed or observed by Assignor as tenant under the Lease prior to the Effective Date.

         4. Assignee shall indemnify, defend, and hold harmless Assignor from and against any and all loss, cost, liability, and expense

(including reasonable attorneys' fees) arising from or related to the failure by Assignee to perform or observe any of the obligations, terms, covenants, and conditions to be performed or observed by Assignee as tenant under the Lease from and after the Effective Date.

         5. Assignor represents that it is not in default under the Lease, that its leasehold interest is not encumbered by any prior transfer, assignment, mortgage or any encumbrance, and that Assignor has full and lawful authority to assign the Lease.

         6. Assignee hereby attorns to and recognizes Landlord as landlord under the Lease and agrees to pay all rent, additional rent and all other charges payable after the Effective Date under the Lease directly to Landlord.

         7. The right, title and interest transferred by this Agreement, includes, without limitation, the benefits of any subordination, non-disturbance and attornment agreement executed by the holder of any mortgage, deed of trust or other encumbrance on the property in which the premises demised under the Lease are located, and, to the extent applicable, any easements, rights-of-way, privileges or other rights appurtenant to said premises.

         8. Assignor represents to Assignee that (a) the Lease represents the entire agreement between the Assignor and the Landlord, is in full force and effect and, except as referenced herein, has not been assigned, modified, supplemented or amended in any way; (b) the copy of the Lease attached hereto as Exhibit A is a true, correct and complete copy of the Lease, including any and all amendments thereto; and (c) monthly payments under the Lease are being made on a current basis and ll monetary obligations of the Tenant under the Lease, to the extent then due and payable, have been paid through December 31, 1997.

         9. This Assignment and Assumption of Lease and any subsequent assignment or subletting under the Lease are not permitted by the Assignee without the prior written consent of the Assignor which consent shall not be unreasonably withheld.

         10. This Agreement may be executed in several counterparts and may not be changed, modified, discharged or terminated orally or in any manner other than by agreement in writing signed by the parties hereto or their respective successors and assigns.

         IN WITNESS WHEREOF, Assignor and Assignee, intending to be legally bound, have hereby caused these presents to be duly signed and sealed as of the 3rd day of December, 1997.

                                   ASSIGNOR:

                                   BankBoston, N.A.

                                   By: /s/ John C. Duffy
                                   ---------------------
                                   John C. Duffy, Director
                                   Retail Facilities Management

                                   ASSIGNEE:

                                   /s/ Benjamin Farnum
                                   ---------------
                                   Benjamin Farnum

                                   CONSENTOFLANDLORD

         I. Linda Farnum, hereby consent to the Assignment and Assumption of Lease of December 3, 1997 from BankBoston, N.A. to Benjamin Farnum.

         Witness my hand and seal this 3rd day of December, 1997.

                                   /s/ Linda Farnum
                                   ----------------
                                   Linda Farnum

                         CONSENT TO LEASE AND SUBLEASE

         BankBoston,  N.A., a national  banking  association  having a principal office at One  BankBoston  Place,  Waltham,  Massachusetts,  as Assignor under a certain  Assignment and Assumption of Lease dated December 3, 1997 recorded with

Middlesex  South Land  Registration  Office as Document No. 1052778  relating to property on 470 Main Street,  Reading,  Massachusetts hereby provides consent as required  by  Section  9 of said  Assignment  and  Assumption  of  Lease  to the subsequent assignment and subletting under the Lease to the Ipswich Savings Bank and this  instrument  shall  constitute  the  prior  written  consent  necessary from Bank Boston, N.A. under said  Section to the Lease and Sublease of June __,

1998 to the Ipswich Savings Bank.



BANKBOSTON, N.A.

By: /s/ John C. Duffy              June 5, 1998
----------------------------       --------------------------------
John C. Duffy, President           Date
Retail Facilities Management

/s/                                June 5, 1998
----------------------------       ---------------------------------
Witness                            Date